                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 17, 2002




                              STEEL DYNAMICS, INC.

             (Exact name of registrant as specified in its charter)



          Indiana                        0-21719                 35-1929476
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
incorporation or organization)                              Identification No.)



         6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804

              (Address of principal executive officers) (Zip Code)

               Registrant's telephone number, including area code:
                                  260-459-3553


          (Former name or former address, if changed since last report)
                                 Not Applicable

ITEM 9.  REGULATION FD DISCLOSURE.

On December 17, 2002, at approximately 7:00 P.M., EST, Steel Dynamics, Inc. issued a Press Release titled "Steel Dynamics Sells $100 Million of 4.0% Convertible Subordinated Notes," a copy of which is attached hereto as Exhibit 99.1.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.


                                    STEEL DYNAMICS, INC.



Date:  December 18, 2002            By: /s/ Tracy L. Shellabarger
                                        Tracy L. Shellabarger
                                        Title:  Vice President and
                                                Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit    Description


99.1 Press Release dated December 17, 2002






                                       3